                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                FARM FISH, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
                                      N/A
     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
                                      N/A
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                      N/A
     -------------------------------------------------------------------------

     (5) Total fee paid:
                                      N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                      N/A
     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                                      N/A
     -------------------------------------------------------------------------

     (3) Filing Party:
                                      N/A
     -------------------------------------------------------------------------

     (4) Date Filed:
                                      N/A
     -------------------------------------------------------------------------

                                FARM FISH, INC.
                                P. O. BOX 23109
                        JACKSON, MISSISSIPPI  39225-3109

                                   NOTICE OF
                       1998 ANNUAL SHAREHOLDERS' MEETING

TO THE STOCKHOLDERS:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders (the "Meeting") of Farm Fish, Inc. ("Farm Fish") will be held at Farm Fish offices, 100 West Woodrow Wilson Drive, Jackson, Mississippi at 10:00 a.m., Jackson time, on Tuesday, May 26, 1998, for the following purposes:

     1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 1998; and

     3. To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 29, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                         BY ORDER OF THE BOARD OF DIRECTORS,



                         Charles E. Horne
                         Secretary

Jackson, Mississippi
May 4, 1998

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES

                                FARM FISH, INC.
                                P. O. BOX 23109
                        JACKSON, MISSISSIPPI  39225-3109


                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 26, 1998

VOTING AT THE MEETING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farm Fish for use at the Annual Meeting of Stockholders to be held on Tuesday, May 26, 1998, and at any and all adjournments of such meeting.

     If the enclosed form of proxy is properly marked, signed and returned in time to be voted at the meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. At the meeting, stockholders will vote upon the election of directors, and any other matters which may properly come before the meeting. Approval of each matter to come before the meeting requires the affirmative vote of a majority of the total votes cast, except for the election of directors which is described below under Voting Securities. Signed proxies not marked to the contrary will be voted for the election of directors. Any stockholder giving a proxy has the power to revoke it by a written instrument signed in the same manner as the proxy and received by the Secretary of Farm Fish prior to the exercise of the proxy. A stockholder attending the meeting may also revoke his proxy by voting in person.

     This material is being mailed on or about May 4, 1998.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on April 29, 1998, are entitled to notice of and to vote at the meeting, and such stockholders are entitled to one vote for each share held of record on all matters brought before the meeting, except with respect to the election of directors, in which the stockholders have cumulative voting rights. Under cumulative voting, each stockholder is entitled to votes equal to the number of his shares multiplied by the number of directors to be elected; a stockholder may cast all of his votes for a single director or distribute them among the candidates as he sees fit.
At the record date, a total of 2,688,605 shares of common stock of Farm Fish were issued and outstanding.

     While the Board of Directors intends to cast the votes represented by its proxies equally among its nominees for directors, the Board solicits discretionary authority to accumulate votes as it may deem appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) beneficially owned, as of April 1, 1998, more than five percent of the Shares outstanding except as set forth in the following table:


Stockholder                         Number of Shares of    Percent of
----------------------------------  Common Stock Owned(1)  Class
                                    ---------------------  -----------
Delta Industries, Inc.                    2,151,061           80%
100 W. Woodrow Wilson
Jackson, MS 39213

SECURITY OWNERSHIP OF MANAGEMENT

Stockholder                         Number of Shares of    Percent of
----------------------------------  Common Stock Owned(1)  Class
                                    ---------------------  ----------
Thomas R. Slough, Jr.                        17,805            *

W.D. Mounger                                 25,900            *

David Robison                                   100            *

Charles E. Horne                                137            *

Officers and Directors                       43,942         1.63%
  As a Group (6 persons)(2)

----------
     *Less than 1%.

     (1)Each beneficial owner has sole voting and investment powers as to all shares beneficially owned unless otherwise indicated in these footnotes.

     (2)The directors of Farm Fish during the past fiscal year, Thomas R. Slough, Jr., W. D. Mounger, T. L. Reed, III and Leland R. Speed, were directors and principal stockholders of Delta Industries, Inc. ("Delta Industries"). The shares owned by Delta Industries are in addition to the total number of shares owned directly by officers and directors, as shown herein.

DELTA INDUSTRIES, INC. STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS


Title of Class
and Name of               Number of Shares of   Percent of
Beneficial Owner         Common Stock Owned(1)     Class
-----------------------  ---------------------  -----------

Thomas R. Slough, Jr.            8,160(2)          1.42%

W.D. Mounger                    44,061             7.65%

Leland R. Speed                 10,700             1.86%

T. L. Reed, III                 87,961             15.27%

David Robison                   17,510(3)           3.04%

Charles E. Horne                   444                 *

Officers and Directors         168,836             29.31%
  As a Group (6 persons)

----------
     *Less than 1%.

     (1)Each beneficial owner has sole voting and investment powers as to all shares beneficially owned unless otherwise indicated in these footnotes.

     (2)Does not include 3133 shares held in a custodial account for the benefit of Mr. Slough's son. Mr. Slough has investment and voting power over such shares.

     (3)Includes 17,500 shares which Mr. Robison has the right to acquire through the exercise of options.


POSSIBLE CHANGE IN CONTROL

     All of the shares of Farm Fish held by Delta Industries, are pledged as collateral in connection with indebtedness of Delta Industries to Trustmark National Bank of Jackson, Mississippi. Should Delta Industries be in default under that indebtedness, Trustmark National Bank has the option of foreclosing on the pledged stock.

ELECTION OF DIRECTORS

     At the meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualify.

     Unless instructed otherwise, the proxies will be voted FOR the nominees listed below. Any stockholder who wishes to withhold from the proxy holders authority to vote for the election of directors may do so by marking his proxy where indicated.

     Should any of the management nominees become unable or unwilling to accept nomination or election, the proxy holders may exercise their voting power in favor of such other person or persons as the management of Farm Fish may recommend. However, the management has no reason to believe that any nominee will be unable or unwilling to serve as director.

DIRECTORS AND EXECUTIVE OFFICERS

     (a)  Nominees for Director

                                                                                                 Other Positions
                                                                    Date Term of     Director     and Offices
Name                                               Age            Office Expires       Since     with Farm Fish
----------------------------------------  ---------------------  -----------------  -----------  --------------

Leland R. Speed                                   65             Annual Meeting of     1982      Chairman of
                                                                 Stockholders, 1998              the Board of
                                                                                                 Directors

Thomas R. Slough, Jr.                             71             Annual Meeting of     1982      President
                                                                 Stockholders, 1998

T. L. Reed, III                                   68             Annual Meeting of     1982      None
                                                                 Stockholders, 1998

W. D. Mounger                                     72             Annual Meeting of     1984      None
                                                                 Stockholders, 1998

     (b) Executive Officers
                                                                                                 Other Positions
                                                                                      Officer    and Offices
Name                                              Age               Office Held        Since     with Farm Fish
----------------------------------------  ---------------------  -----------------  -----------  --------------

Leland R. Speed                                   65             Chairman of           1984      Director
                                                                 the Board of
                                                                 Directors

Thomas R. Slough, Jr.                             71             President             1984      Director

David Robison                                     49             Vice President        1993      None

Charles E. Horne                                  63             Secretary/Treas.      1984      None


  Messrs. Speed, Slough and Horne were first elected as officers on December 3, 1984. Mr. Robison was first elected in 1993. The bylaws provide that the terms of the present officers will expire when their successors are elected and qualify.

  (c)  Family Relationships

  There are no family relationships among the directors and officers.

  (d) Business Experience for the Past Five Years

  (1) (i) Leland R. Speed is Chairman of the Board of Directors of Farm Fish and a director of Delta Industries. Mr. Speed is also Chairman of Parkway Properties, Inc. and EastGroup Properties, Inc. which engage generally in the business of real estate development. Mr. Speed had served as Chief Executive Officer of Congress Street Properties, Inc., Eastover Corporation and Rockwood National Corporation until 1994 and EB, Inc. until 1995. He is also a director of Mississippi Valley Gas Company, First Mississippi Corporation and KLLM.

       (ii) Thomas R. Slough, Jr., a director and President of Farm Fish, is the Vice-Chairman, a director and stockholder of Delta Industries, a corporation primarily engaged in marketing ready mix concrete.

       (iii) T. L. Reed, III, a director of Farm Fish, is the principal owner of Silver Creek Plantation, which engages in the business of farm-raised catfish. Mr. Reed is also President of Producers Feed Company, a cooperative engaged in the production of catfish feed. Mr. Reed is a director of Guaranty Bank & Trust Co. and Delta Industries.

       (iv) W. D. Mounger, a director of Farm Fish, is President, director and a principal stockholder of Delta Royalty Company, Inc., a Mississippi corporation engaged generally in the oil and gas business. Mr. Mounger is also engaged in various commercial activities, including independent oil and gas leasing, and is a director of Delta Industries. Until February 1997, Mr. Mounger served as a director of Deposit Guaranty National Bank and Deposit Guaranty Corporation.

       (v) David Robison, Vice President of Farm Fish, is President and Chief Executive Officer of Delta Industries, a corporation primarily engaged in the marketing of ready mix concrete.

       (vi) Charles E. Horne, Secretary-Treasurer/Chief Financial Officer of Farm Fish, is the Secretary-Treasurer/Chief Financial Officer of Delta Industries, a corporation primarily engaged in the marketing of ready mix concrete.


  (2)  Delinquent Filings

       Based solely upon a review of: (i) Forms 3 and Forms 4 and amendments thereto furnished to Farm Fish pursuant to Securities and Exchange Commission Rule 16a-3(e) during the fiscal year ended December 31, 1997; (ii) Forms 5 and amendments thereto furnished to Farm Fish during the fiscal year ended December 31, 1997; and (iii) written representations of officers, directors and beneficial owners of more than 10% of Farm Fish no-par common stock, there were not any known failures of such officers, directors or beneficial owners of more than 10% of Farm Fish no-par common stock to report transactions required to be reported on the above Forms on a timely basis or to file a required Form during the fiscal year ended December 31, 1997. Additionally, there were no late reports made on the above Forms during the fiscal year ended December 31, 1997.

COMMITTEES

  Farm Fish has no standing audit, nominating or compensation committees. The entire Board performs such duties.

  The Board of Directors is responsible for selecting nominees for the election of directors, and evaluating the performance of incumbent directors and determining whether to nominate them for reelection. The Board welcomes recommendations from shareholders as to nominees for the Board of Directors. Such recommendations should be made to Thomas R. Slough, Jr., President of Farm Fish, in writing, at P. O. Box 23109, Jackson, Mississippi 39225-3109.

MEETINGS

  The Board of Directors of Farm Fish held six official meetings during the last fiscal year. No director attended less than 75% of the meetings. In addition, certain actions were taken during the year by unanimous written consent of all directors in lieu of holding a formal meeting.

EXECUTIVE COMPENSATION

  The directors and executive officers of Farm Fish received no cash or other compensation for services in all capacities to Farm Fish. Mr. Slough, Mr. Robison and Mr. Horne are employees of Delta Industries; Delta Industries is not reimbursed by Farm Fish for the salaries of Mr. Slough, Mr. Robison or Mr. Horne. Farm Fish does not maintain any type of pension or other benefit plan for officers of the Company. None of the officers have employment or severance arrangements contracts with the Company.


TRANSACTIONS WITH MANAGEMENT

  (a) Transactions Between Farm Fish and Delta Industries

  The principal shareholder of Farm Fish is Delta Industries. All members of the Farm Fish Board of Directors also serve as directors of Delta Industries, and the senior managements of the two companies are substantially identical.

  Since it acquired its first block of Farm Fish stock in October 1982, Delta Industries has made substantial loans and non-interest bearing advances to Farm Fish, and has guaranteed significant amounts of Farm Fish's outstanding indebtedness. As of December 31, 1997, Farm Fish had non-interest bearing advances payable to Delta Industries in the amount of $2,169,856. As of December 31, 1997, Delta Industries was guarantor of a Farm Fish short-term and long-term note payable to Deposit Guaranty National Bank with an outstanding principal balance of $1,176,997.

  (b) Transactions Between Farm Fish and Silver Creek Plantation

  In September 1997 the Company purchased 591 shares of stock in Delta Pride Catfish, Inc., a cooperative of catfish producers, from Silver Creek Plantation. T.L. Reed, a director of the Company, is the owner and president of Silver Creek Plantation. The stock was purchased for cash in the amount of $111,226, plus the assumption of $333,090 in operating losses of Delta Pride allocated to such stock. The Board of Directors approved the transaction and the purchase price after reviewing recent, comparable sales of Delta Pride stock.

LEGAL PROCEEDINGS

  There are presently no material pending legal proceedings to which Farm Fish or its subsidiaries is a party.

STOCKHOLDER'S PROPOSALS

  In order for holder proposals for the 1999 Annual Meeting of Holders to be eligible for consideration for inclusion in the Proxy Statement for such meeting, they must be received at the Company's offices, P.O. Box 23109, Jackson, Mississippi 39225-3109, no later than December 26, 1998.

INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Ernst & Young LLP was the independent public accountants of Farm Fish for the fiscal year ending December 31, 1997. Representatives of the accounting firm are expected to be present at the Stockholders' Meeting to answer appropriate questions and to make a statement if they so desire.

  In the past the independent public accountants have been selected annually by the Board of Directors, usually at its annual meeting following the Stockholders' Meeting, and it is contemplated that this procedure will continue to be followed by the Board.

OTHER MATTERS

  The Board of Directors is not aware of any matters other than those outlined in this Proxy Statement which may be brought before the meeting. If any other matters properly brought before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons acting under the authority of such proxies.

EXPENSE OF SOLICITATION

  The solicitation contemplated hereby is made on behalf of Farm Fish. All costs and expenses incurred in connection with the solicitation of proxies by the Board of Directors, including the preparation of this Proxy Statement, will be paid by Farm Fish.

FORM 10-KSB

  FARM FISH'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST. PLEASE WRITE:

  CHARLES E. HORNE, SECRETARY
  FARM FISH INC.
  P.O. BOX 23109
  JACKSON, MISSISSIPPI  39225-3109

                                FARM FISH, INC.

 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 26, 1998

        The undersigned hereby appoints Thomas R. Slough, Jr. and Leland R. Speed and each of them, with power of substitution in each of them, as the true and lawful agents and proxies of the undersigned to vote the stock of the undersigned at the Annual Meeting of the Stockholders of the Company to be held on May 26, 1998, and at any adjournment thereof, subject to any directions indicated on this card.

        Your vote for the election of directors may be indicated below. Nominees are: T.L. Reed, III, Thomas R. Slough, Jr., Leland R. Speed, and W.D. Mounger.

        To vote your shares for all director nominees, or to withhold voting from all nominees, check the appropriate box below. If you do not wish your shares voted for a particular nominee, check the "For" box and enter the name(s) of the exception(s) in the space provided:

        Election of all Directors    For* [_]          Withhold [_]

* If you wish to withhold authority to vote for specific nominees, set our their names below.


-------------------------------           -------------------------------


-------------------------------           -------------------------------

        The Board of Directors recommends a vote for the nominees for directors as set forth herein and in the Proxy Statement. Discretionary authority is granted with respect to such other matters as may properly come before the meeting.

                                    (Over)




        This proxy covers all Common Stock registered in the name of the stockholder(s) whose signatures appear on this card.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF FOUR (4) DIRECTOR NOMINEES OF THE CORPORATION, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

        Please date and sign this proxy. Joint owners should each sign. If the signer is a corporation please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. Executors, administrators, trustees, etc., should give full title as such.

Dated               , 1998
     ---------------                       ---------------------------------

                                           ---------------------------------
                                            Signature(s) of Stockholder(s)


                                           FARM FISH, INC.
                                           ANNUAL MEETING
                                           May 26, 1998
                                           10:00 a.m. CST
                                           Offices of
                                           Jackson Ready Mix
                                           100 West Woodrow Wilson Drive
                                           Jackson, Mississippi

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.